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                                                                   Exhibit 10.33

             WAIVER AND SECOND AMENDMENT TO MASTER LEASE AGREEMENT



RF Monolithics, Inc.                                  Dated as of June 30, 2000
Sigma Road
Dallas, Texas 75244

     Re: Master Lease Agreement dated as of November 3, 1995 (as amended, the "Master Lease") between RF Monolithics, Inc. ("Lessee") and Banc One Leasing Corporation ("Lessor")

Ladies and Gentlemen:

     Lessee has informed Lessor that each of the following events have occurred:
(a) Lessee has failed to repay by April 30, 2000 the outstanding balance of Lessee's lease line of credit outstanding with Lessor as required by Section
                                                                     -------
4.3(b) of that certain Waiver and First Amendment to Master Lease Agreement,
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dated as of February 29, 2000 (the "Amendment Default"); (b) Lessee has failed to comply with Section 18(e) of the Master Lease as of May 31, 2000 (the "EBITDA
               -------------
Default"), and (c) certain "Events of Default" have occurred under that certain Letter Loan Agreement between Lessee and Bank One, Texas, National Association (the "Loan Default"). The occurrence of the Amendment Default, the EBITDA Default, and the Loan Default each constitutes an event of default under paragraph 14(d) of the Master Lease (such events of default being referred to
---------------
collectively herein as the "Events of Default").

     Lessee has requested that Lessor waive the Events of Default as of May 31, 2000. This Waiver and Second Amendment to Master Lease Agreement ("Amendment")
                                                                  -----------
confirms that Lessee hereby waives the Events of Default; provided that this
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waiver is expressly limited as provided herein and all other requirements of the
Master Lease, including, without limitation, the provisions of paragraph 14(d),
                                                               ---------------
shall remain in full force and effect.

     The waiver contained in this Amendment shall be limited strictly as written and shall not be deemed to constitute a waiver of, or any consent to noncompliance with, any term or provision of the Master Lease except as expressly set forth herein. Further, the waiver contained herein shall not constitute a waiver of any future default or event of default that may occur under the Master Lease. No delay or omission by Lessor in exercising any power, right, or remedy shall impair such power, right, or remedy or be construed as a waiver thereof or an acquiescence therein, and no single or partial exercise of any such power, right, or remedy shall preclude other or further exercise thereof or the exercise of any other power, right, or remedy under the Master Lease or otherwise.

     Lessee and Lessor hereby agree that paragraph 2 of the Covenant Addendum to
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Master Lease Agreement is hereby amended by adding the following sentence immediately following the last sentence thereof which shall read in its entirety as follows:

     Notwithstanding any other provision of this Lease to the contrary, Lessee shall certify its compliance with each of the covenants set forth above for the period ending
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     August 31, 2000 by reference to the quarterly financial statements of
     Lessee prepared for such period end, such certification to be received by Lessor not later than October 15, 2000.

     To induce Lessor to provide the waiver and amendment contained herein, Lessee represents and warrants that as of the date of this Amendment, there are no claims or offsets against or defenses or counterclaims to Lessee's obligations under the Master Lease, and Lessee waives any and all such claims, offsets, defenses, or counterclaims whether known or unknown, arising prior to the date hereof. Additionally, Lessee hereby releases Lessor and each of its legal representatives, successors, affiliates, parent, subsidiaries, predecessors, assigns, shareholders, partners, trustees, beneficiaries, administrators, heirs, former and current officers, directors, agents, attorneys, and employees, and its respective successors, assigns, heirs, executors, and administrators (collectively, the "Lessor Parties") from any and
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all claims, actions, suits, causes of action, accounts, judgments, agreements, promises, executions, debts, damages, demands, rights, obligations, liabilities, and controversies now in existence concerning or in connection with the Master Lease or any other agreement or document executed or delivered in connection therewith (collectively, the "Claims") of every nature and description, in law
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or in equity, whether known or unknown, foreseen or unforseen, and regardless of whether Lessee hereafter discovers any facts which may give rise to any Claim.


                                            BANC ONE LEASING CORPORATION


                                            By: _________________________
                                            Name: _______________________
                                            Title:_______________________


ACKNOWLEDGED AND ACCEPTED:
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RF MONOLITHICS, INC.


By:______________________________
    James Farley
    Vice President and Controller